SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2005

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

SYNIVERSE BRIENCE, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware	001-32432 333-88168 333-99293-05	30-0041666 06-1262301 36-4350592
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Tampa City Center, Suite 700

Tampa, Florida 33602

Telephone: (813) 273-3000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

The information set forth under Item 2.03 “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” is incorporated into this Item 1.01 by reference.

On July 27, 2005, Syniverse Technologies, Inc. (the “Company”) executed a Purchase Agreement, by and among the Company, the guarantors named therein and Lehman Brothers Inc. and Deutsche Bank Securities Inc. (the “Initial Purchasers”). Pursuant to the Purchase Agreement, among other things, the Company agreed to sell to the Initial Purchasers $175.0 million in aggregate principal amount of its 7 3/4% Senior Subordinated Notes due 2013 (the “Notes”).

Pursuant to an Exchange and Registration Rights Agreement, dated August 24, 2005, among the Company, the guarantors named therein and the Initial Purchasers relating to the Notes (the “Registration Rights Agreement”), the Company and the guarantors are obligated to file and use their commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for other freely tradable notes issued by the Company that are registered with the Securities and Exchange Commission (the “SEC”) and have substantially identical terms as the Notes. The Registration Rights Agreement provides that if the Company is not able to effect the applicable exchange offer, the Company will file with the SEC and use its commercially reasonable efforts to cause to become effective a shelf registration statement relating to the resales of the Notes. Pursuant to the Registration Rights Agreement, the Company will be obligated to pay additional interest on the Notes in certain instances, including if it does not file the registration statement by November 22, 2005 or complete the related exchange offer within 45 days of the effective date of the registration statement.

The Initial Purchasers and their affiliates have provided and may, from time to time, continue to provide investment banking, financial advisory and other services to the Company and its affiliates, for which they have received customary fees and reimbursements of expenses, and for which they expect to receive customary fees and reimbursement of expenses, respectively. Lehman Brothers Inc. is acting as dealer-manager and solicitation agent for the tender offer and consent solicitation relating the Company’s 12 3/4% senior subordinated notes due 2009. Lehman Brothers Inc. was also a joint book-running manager and an underwriter for the initial public offering of Syniverse Holdings, Inc. and an affiliate of Lehman Brothers Inc. is the administrative agent and lender under the Company’s senior credit facility. Deutsche Bank Securities Inc. was one of the underwriters for the initial public offering of Syniverse Holdings, Inc.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the Purchase Agreement and the Registration Rights Agreement, which are attached as exhibits hereto and are incorporated herein by reference in their entirety.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Company completed the offering of the Notes on August 24, 2005. The Notes were offered within the United States only to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and, outside the United States, only to non-U.S. investors.

As previously announced, the proceeds of this offering will be used to redeem or repurchase the Company’s 12 3/4% senior subordinated notes due 2009.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Notes are unsecured obligations of the Company that are subordinate in right of payments to all of the Company’s existing and future senior indebtedness and equal in right of payment to the Company’s existing and future senior subordinated indebtedness and are unconditionally guaranteed on an unsecured senior subordinated basis, as to the payment of principal and interest by Syniverse Holdings, Inc. and each of the Company’s current and future domestic subsidiaries that guarantee other indebtedness, including Syniverse Brience, LLC and Syniverse Technologies of Virginia, Inc. (collectively, the “Guarantors”). The Notes will mature on August 15, 2013. Interest on the Notes will be payable twice a year, on each February 15 and August 15, beginning February 15, 2006. Before August 15, 2008, the Company may redeem up to 35% of the original aggregate principal amount of the Notes at a redemption price equal to 107.75% of their aggregate principal amount, plus accrued interest, with the net cash proceeds of certain equity offerings. In addition, on or after August 15, 2009, the Company may redeem some or all of the Notes at any time at redemption prices that start at 103.875% of their aggregate principal amount. The Company is required to offer to purchase the Notes at 101% of their aggregate principal amount, plus accrued interest, if it experiences specific kinds of changes in control.

The Indenture contains covenants that will, among other things, limit the Company’s ability and that of its restricted subsidiaries to:

•	incur additional indebtedness and issue preferred stock;

•	pay dividends or make other distributions;

•	make other restricted payments and investments;

•	create liens;

•	incur restrictions on the ability of their subsidiaries to pay dividends or other payments to them;

•	sell assets;

•	merge or consolidate with other entities; and

•	enter into transactions with affiliates.

The foregoing description of the Indenture is qualified in its entirety by reference to the Indenture, which is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

ITEM 8.01.	Other Events.

On August 23, 2005, the Company issued a press release announcing it had determined the consideration to be paid in its previously announced cash tender offer for any and all of the outstanding principal amount of its 12 3/4% senior subordinated notes due 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

On August 24, 2005, the Company accepted for payment pursuant to its previously announced tender offer for any and all of its 12 3/4% senior subordinated notes due 2009, $144,750,000 aggregate principal amount of 12 3/4% senior subordinated notes due 2009, representing all of the 12 3/4% senior subordinated notes due 2009 that were validly tendered and not validly withdrawn prior to August 24, 2005.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of August 24, 2005, by and among Syniverse Technologies, Inc., Syniverse Holdings, Inc., Syniverse Brience, LLC, Syniverse Technologies of Virginia, Inc. and The Bank of New York Trust Company, N.A., as trustee.

10.1	Purchase Agreement, dated as of August 18, 2005, by and among Syniverse Technologies, Inc., Syniverse Holdings, Inc., Syniverse Brience, LLC, Syniverse Technologies of Virginia, Inc., Lehman Brothers Inc. and Deutsche Bank Securities Inc.

10.2	Exchange and Registration Rights Agreement, dated as of August 24, 2005, by and among Syniverse Technologies, Inc., Syniverse Holdings, Inc., Syniverse Brience, LLC, Syniverse Technologies of Virginia, Inc., Lehman Brothers Inc. and Deutsche Bank Securities Inc.

99.1	Press Release issued on August 23, 2005 by Syniverse Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: August 24, 2005

SYNIVERSE HOLDINGS, INC. (Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

SYNIVERSE TECHNOLOGIES, INC. (Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

SYNIVERSE BRIENCE, LLC (Registrant)

/s/ Raymond L. Lawless
Raymond L. Lawless
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1*	Indenture, dated as of August 24, 2005, by and among Syniverse Technologies, Inc., Syniverse Holdings, Inc., Syniverse Brience, LLC, Syniverse Technologies of Virginia, Inc. and The Bank of New York Trust Company, N.A., as trustee.

10.1*	Purchase Agreement, dated as of August 18, 2005, by and among Syniverse Technologies, Inc., Syniverse Holdings, Inc., Syniverse Brience, LLC, Syniverse Technologies of Virginia, Inc., Lehman Brothers Inc. and Deutsche Bank Securities Inc.

10.2*	Exchange and Registration Rights Agreement, dated as of August 24, 2005, by and among Syniverse Technologies, Inc., Syniverse Holdings, Inc., Syniverse Brience, LLC, Syniverse Technologies of Virginia, Inc., Lehman Brothers Inc. and Deutsche Bank Securities Inc.

99.1*	Press Release issued on August 23, 2005 by Syniverse Technologies, Inc.

*	Filed herewith electronically.